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           NUMBER                    [GRAPHIC]            SHARES
      [AXL           ]                               [              ]


     COMMON STOCK             [LOGO]                   COMMON STOCK
INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP 024061 10 3

                  AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

This Certifies that



is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF ONE CENT ($.01) EACH
OF THE COMMON STOCK OF

American Axle & Manufacturing Holdings, Inc. (hereinafter called the
"Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
Certificate is not valid unless countersigned and registered by the Transfer
Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 [CORPORATE SEAL
                                      1998
             AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. DELAWARE]

/s/ Patrick S. Lancaster                /s/ Richard E. Dauch
SECRETARY                               CHAIRMAN OF THE BOARD, CEO AND PRESIDENT




                                         COUNTERSIGNED AND REGISTERED:
                                         FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                   TRANSFER AGENT AND REGISTRAR,

                                         BY

                                                              AUTHORIZED OFFICER

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                  AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

     The Corporation will furnish to any stockholder upon request to the office of the Corporation in Detroit, Michigan, and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same have been fixed and determined by the Board of Directors pursuant to authority expressly vested in it by the provisions of its Certificate of Incorporation, as amended.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -as tenants in common                UNIF GIFT MIN ACT- ____________  Custodian  ____________
TEN ENT -as tenants by the entireties                             (Cust)                   (Minor)
JT TEN  -as joint tenants with right of                         under Uniform Gifts to Minors
         survivorship and not as tenants                        Act ____________
         in common                                                     (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]


________________________________________________________________________________



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING  ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares



of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney



to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________


                          ______________________________________________________






                                    THE SIGNATURE TO THIS ASSIGNMENT MUST
                          NOTICE: CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

___________________________________________



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




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
AMERICAN BANK NOTE COMPANY      PRODUCTION COORDINATOR: BELINDA BECK 215-830-2198
    680 BLAIR MILL ROAD                     PROOF OF JULY 14, 1998
    HORSHAM, PA 19044                           AMERICAN AXLE
      (215) 657-3480                              H 57287bk
-----------------------------   ------------------------------------------------
SALES: G. BEEHLER/T.MCATEER:
          (212)557-9100              OPERATOR:                        eg/lr
-----------------------------   ------------------------------------------------
     /NET/BANKNOTE/HOME
     11/AMERICAN57287                               rev 1
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